SCHEDULE 14C INFORMATION

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M-GAB Development Corporation
(Name of Registrant as Specified in Charter)

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M-GAB Development Corporation
22342 Avenida Empresa, Suite 220
Rancho Santa Margarita, CA 92688

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 27, 2004

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of the Shareholders of M-GAB Development Corporation (the “Company”) to be held on Thursday, May 27, 2004, at 10:00 AM, Pacific Standard Time, at our corporate headquarters at 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, CA 92688, to consider and act upon the following proposals, as described in the accompanying Information Statement:

1.   To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.   To approve the Company’s 2004 Omnibus Securities Plan;

3.   To approve a policy and practice of, and to authorize the Board of Directors in their sole discretion to, sell the Corporation’s common stock at less than its current net asset value and to sell warrants, options, or rights to acquire any common stock at less than net asset value;

4.   To ratify the appointment of Ramirez International as independent auditors of the Company for the fiscal year ending December 31, 2004;

5.   To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on April 20, 2004, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors

Carl Berg, President

May 3, 2004
Draper, Utah

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INTRODUCTION

This information statement is being mailed or otherwise furnished to stockholders of M-GAB Development Corporation, a Florida corporation (the “Company”) in connection with the upcoming annual meeting of its shareholders. This Information Statement is being first sent to stockholders on or about May 5, 2004.

Proposals

The following proposals are being presented at the meeting (the “Proposals”):

1.   To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.   To approve the Company’s 2004 Omnibus Securities Plan;

3.   To approve a policy and practice of, and to authorize the Board of Directors in their sole discretion to, sell the Corporation’s common stock at less than its current net asset value and to sell warrants, options, or rights to acquire any common stock at less than net asset value;

4.   To ratify the appointment of Ramirez International as independent auditors of the Company for the fiscal year ending December 31, 2004;

5.   To transact such other business as may properly come before the meeting or any adjournments thereof.

Vote Required

The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of common stock is entitled to one (1) vote for each share held.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on April 20, 2004 (the “Record Date”). The Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on April 20, 2004. As of the Record Date, the Company had outstanding 6,383,845 shares of common stock, and no shares of preferred stock were issued or outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Interwest Transfer Company, 1981 – 4800 South, Suite 100, Salt Lake City, Utah 84117, telephone (801) 272-9294.

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Vote Obtained - Section 607.0704 Florida Revised Statutes

Section 607.0704 of the Florida Revised Statutes (the “Florida Law”) provides that the written consent of the holders of the outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the common stock of the Company, approving each of the Proposals.

Pursuant to Section 607.0704 of the Florida Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. Under Florida Law, no dissenters’ or appraisal rights are afforded to the Company's stockholders as a result of the approval of the Proposals.

PROPOSAL ONE
ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Florida. Directors may receive compensation for their services as determined by the Board of Directors. See “Compensation of Directors.” The number of Directors as set by the Bylaws of the Company shall be no less than one (1) nor more than seven (7). Presently, the Board consists of three (3) members, namely Carl Berg, Kevin J. Gadawski, and Mark Stewart. Mr. Berg is an employee-director and Messrs. Gadawski and Stewart are outside (non-employee) directors.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

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Name	Age	Position(s)

Carl Berg	36	Chairman of the Board, President, Secretary, and Treasurer (2001)

Kevin J. Gadawski	37	Director (2003)

Mark Stewart	38	Director (2003)

    Carl M. Berg has served as the Company’s director and officer since our inception. He also currently serves as a company executive with STSN, Inc., a provider of wired and wireless broadband communications for business travelers, where he has served since 2003. Prior to STSN, from 1999 to 2003, he was a company executive with Sandlot Corporation, a startup subscription management software company. Sandlot is involved in managing subscription-based e-commerce. Mr. Berg directed business initiatives as the Business Development Manager, which resulted in growth of the company from 10 to 75 employees worldwide with offices in the U.S. and Windsor, United Kingdom. Prior to Sandlot Corporation, from 1992 to 1999, Mr. Berg served in various management positions in the technology division of Ameritech Corporation. His roles varied from the overall management of library automation implementation projects to directing the implementation division of roughly 75 technical staff. Job titles included Project Coordinator, Project Manager and Director of Implementation.

    Kevin J. Gadawski joined the Company’s Board of Directors in May 2003. He also serves as the President of Worldwide Medical in Lake Forest, California, where he previously served as the Chief Operating Officer and Chief Financial Officer for Worldwide Medical Corporation from May of 2002. From May of 2001 to May of 2002, Mr. Gadawski served as the Chief Financial Officer of California Software Corporation in Irvine, California. From June of 2000 through May of 2001, Mr. Gadawski was the Chief Financial Officer for e-net Financial.com in Costa Mesa, California. His primary duties included financial reporting and financial management. For the five years prior to that, Mr. Gadawski served in various capacities including Director of Internal Audit and Divisional Controller with Huffy Corporation in Miamisburg, Ohio. Mr. Gadawski began his career in the audit department of KMPG Peat Marwick, LLP.

    Mark Stewart joined the Company’s Board of Directors in November 2003. Mr. Stewart has been a principal with Mark Stewart Securities, Inc., a NASD broker-dealer, since 1996. Mr. Stewart started his career with American Express Financial Advisors (IDS) in 1991, and served as head trader at numerous firms from 1991 to 1996.

Our directors do not currently serve as directors of any other reporting issuers.

Compensation of Directors

In November 2003, we agreed to issue to each of Mr. Gadawski and Mr. Stewart options to acquire 300,000 shares of our common stock, under the terms of the M-GAB, Inc. 2001 Stock Option Plan, effective June 1, 2001, approved by the Company’s shareholders and directors on May 15, 2001, for serving as directors of the Corporation. The issuance of the options is subject to approval of the SEC pursuant to provisions of the Investment Company Act of 1940 (the “1940 Act”). The options are to be exercisable for a period of ten years from their grant date, at an exercise price equal to the fair market value on the grant date, and will expire upon their resignation from the Board. In addition, we have agreed to pay Mr. Gadawski $1,250 per quarter for additional consulting services.

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       Mr. Berg has not received any compensation for serving as a director. Other than as set forth herein, no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses.

Board Meetings and Committees

During the fiscal year ended December 31, 2003, the Board of Directors met on one occasion, on May 16, 2003, and took action by unanimous written consent on numerous occasions.

On May 16, 2003, an Audit Committee of the Board of Directors, established in accordance with section 3(a)(58)(A) of the Exchange Act, was formed. The directors who are members of the Audit Committee are Kevin J. Gadawski and Mark Stewart, with Mr. Gadawski considered an audit committee financial expert and an independent director.

PROPOSAL TWO
APPROVAL OF THE M-GAB DEVELOPMENT
CORPORATION 2004 OMNIBUS SECURITIES PLAN

General

On April 20, 2004, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent, the M-GAB Development Corporation 2004 Omnibus Securities Plan (the “Plan”). On April 20, 2004, the Plan was approved by written consent of a majority of the Company's stockholders. Since the Company is a business development company (“BDC”) under the 1940 Act, the Plan must also be approved by the Securities and Exchange Commission (“SEC”) prior to becoming effective.

The Company currently has in place the M-GAB Development Corporation 2001 Stock Option Plan (the “2001 Plan”) and has reserved 600,000 shares of common stock pursuant to the 2001 Plan.

Purpose

The purpose of the Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, and key employees, to encourage and reward such persons’ contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders. In furtherance of this purpose, the Plan authorizes the granting of the following types of stock-based awards (each, an “Award”):

•   stock options (including incentive stock options and non-qualified stock options);
•   restricted stock awards;
•   unrestricted stock awards; and
•   performance stock awards.

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Each of these types of Awards is described below under “Awards.”

Eligibility

Key employees (including employees who are also directors or officers), and directors of the Company or any subsidiary are eligible to be granted Awards under the Plan at the discretion of the Board of Directors. In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

•   the position, relationship, responsibilities and importance of the person to the Company; and
•   such other factors as the Board of Directors deems relevant.

Notwithstanding the foregoing, no options will be issued under the Plan to any member of the Board of Directors who is not an officer or employee of the Company except in accordance with the provisions of Section 61(a)(3)(B)(i)(II) of the 1940 Act.

Administration

The Plan will be is administered by the Board of Directors. In the future, the Board of Directors may form a Compensation Committee to administer the Plan. Any Compensation Committee must be comprised of at least two non-employee directors. If a Compensation Committee is formed to administer the Plan, the Board of Directors may delegate to the Compensation Committee full authority, in its discretion, to:

•   select the persons to whom Awards will be granted (each a “Participant”);
•   grant Awards under the Plan;
•   determine the number of shares to be covered by each Award;
•   determine the nature, amount, pricing, timing and other terms of the Award;
•   interpret, construe and implement the provisions of the Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and
•   terminate, modify or amend the Plan.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Shares Subject to the Plan

     A total of 650,000 shares of Common Stock (subject to adjustment as described below) are reserved for issuance under the Plan. Shares of common stock issued under the Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

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    Adjustment.  In general, the aggregate number of shares as to which Awards may be granted to Participants under the Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the Board of Directors, all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from an increase, decrease or exchange in the outstanding shares of common stock or additional shares or new or different shares are distributed in respect of such shares of common stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares.

       Fractional interests will not be issued upon any adjustments made by the Board or Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

        Stock Options. Under the Plan, the Board of Directors may grant either incentive stock options or nonqualified stock options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines.

The exercise price for each stock option is determined by the Board of Directors. Stock options must have an exercise price of at least 100% in the case of incentive stock options, or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock, of the fair market value of the common stock on the date the stock option is granted. Under the Plan, fair market value of the common stock for a particular date is the average of the closing bid and asked prices per share for the stock as quoted on the OTC Bulletin Board, or other recognized securities exchange, on such date. If the Company’s common stock is not listed on a recognized securities exchange or recognized securities market, the fair market value shall be the current net asset value of the common stock underlying the stock option, or such other valuation as may hereafter be permitted under the 1940 Act.

No stock option may be exercised after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the Plan, the aggregate fair market value of the common stock, for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during anyone calendar year shall not exceed $100,000.

           A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

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     The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable. However, the Board of Directors may not increase the total number of shares subject to an option.

    Subject to the foregoing and the other provisions of the Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

    Restricted Stock. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions expire or are terminated. In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

    The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant. Subject to any limitations imposed by the applicable Award Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

    The Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

         Unrestricted Stock. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of Common Stock free of any vesting restrictions under the Plan. The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

    Performance Stock Awards. The Board of Directors may make performance stock awards under the Plan based upon terms it deems appropriate. The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the Plan. The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

•   net income;
•   pre-tax income;
•   operating income;
•   cash flow;

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•   earnings per share;
•   return on equity;
•   return on invested capital or assets;
•   cost reductions or savings;
•   funds from operations;
•   appreciation in the fair market value of the common stock;
•   earnings before anyone or more of the following: interest, taxes, depreciation or amortization; and
•   such other criteria deemed appropriate by the Board of Directors.

The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the Plan, amend any and all performance criteria specified under any performance stock award.

Nontransferability of Option Rights

No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an option may only be exercisable by the optionee.

1940 Act Compliance

Notwithstanding the foregoing, for so long as the Company is a BDC under the 1940 Act: (i) the Plan shall be implemented in accordance with the provisions of the 1940 Act and no grants may be made in violation of the provisions of the 1940 Act, (ii) this Plan will not be effective as to any grant that is prohibited by the 1940 Act without SEC relief unless or until the SEC, upon application by the Company, issues an order granting relief to allow the Company to make such grant pursuant to the Plan, and (iii) any grant made in violation of the 1940 Act will be null and void.

Federal Income Tax Consequences

    The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

    Tax Withholding. If a distribution is made under this Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

    Deductibility of Awards. Company deductions for Awards granted under the Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) which generally limits the Company’s deduction for non-performance based compensation to $1.0 million per year for the Company’s CEO and its other four (4) most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

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    Incentive Stock Options. Pursuant to the Plan, employees may be granted stock options that are intended to qualify as “incentive stock options” under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

    If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term, depending on the length of time the optionee held the shares.

    If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

    Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

    Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

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Reload Option Rights. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Unrestricted Stock. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

Performance Stock Awards. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Other Tax Matters. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

•   a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and
•   the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

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Grants Under the Plan

As of the date of this Information Statement, no employee has been granted Options or Shares under the Plan. However, the Company has issued 600,000 options to its two non-employee directors under the 2001 Plan pending approval of the SEC.

PROPOSAL THREE
RATIFICATION OF POLICY TO SELL STOCK
AT LESS THAN NET ASSET VALUE

Pursuant to Section 63(2) of the 1940 Act, the Company is prohibited from selling any common stock of which it is the issuer at a price below the current net asset value of such stock, and from selling warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, unless (i) the shareholders have first approved a policy and practice of making such sales of securities within one year immediately prior to any such sale, (ii) a majority of the Board of Directors have determined that any such sale would be in the best interests of the Company and its shareholders, and (iii) a majority of the Board of Directors, in consultation with any underwriter if applicable, have determined in good faith that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any commission or discount.

On April 20, 2004, the Board of Directors approved a policy which would allow for the sale of securities at less than the current net asset value consistent with the requirements set forth above, and seeks ratification of that policy consistent with Section 63(2) of the 1940 Act

PROPOSAL FOUR
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

The Board of Directors has appointed Ramirez International, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004, and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of Ramirez International are not expected to be present at the annual meeting.

Audit Fees

During the fiscal years ended December 31, 2003 and 2002, Ramirez International billed us $13,420 and $10,719, respectively, in fees for professional services for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB.

Audit – Related Fees

During the fiscal years ended December 31, 2003 and 2002, Ramirez International billed us $13,420 and $10,719, respectively, in fees for assurance and related services related to the performance of the audit or review of the Company’s financial statements.

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Tax Fees

During the fiscal years ended December 31, 2003 and 2002, Ramirez International billed us $200 and $200, respectively, in fees for professional services for tax planning and preparation.

All Other Fees

During the fiscal years ended December 31, 2003 and 2002, Ramirez International did not bill the Company for any other fees.

Of the fees described above for the fiscal year ended December 31, 2002, 100% were approved by the Board of Directors of the Company as there was not an Audit Committee in place at the time of the approvals. Of the fees described above for the fiscal year ended December 31, 2003, 100% were either approved in advance by the Audit Committee if it was in existence at the time of approval, or subsequently ratified by the Audit Committee.

OTHER INFORMATION

Directors and Executive Officers

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position(s)

Carl M. Berg	36	Chairman of the Board, President, Secretary, and Treasurer (2001)

Kevin J. Gadawski	37	Director (2003)

Mark Stewart	38	Director (2003)

Carl M. Berg has served as our director and officer since our inception. He also currently serves as a company executive with STSN, Inc., a provider of wired and wireless broadband communications for business travelers, where he has served since 2003. Prior to STSN, from 1999 to 2003, he was a company executive with Sandlot Corporation, a startup subscription management software company. Sandlot is involved in managing subscription-based e-commerce. Mr. Berg directed business initiatives as the Business Development Manager, which resulted in growth of the company from 10 to 75 employees worldwide with offices in the U.S. and Windsor, United Kingdom. Prior to Sandlot Corporation, from 1992 to 1999, Mr. Berg served in various management positions in the technology division of Ameritech Corporation. His roles varied from the overall management of library automation implementation projects to directing the implementation division of roughly 75 technical staff. Job titles included Project Coordinator, Project Manager and Director of Implementation.

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Kevin J. Gadawski joined our Board of Directors in May 2003. He also serves as the President of Worldwide Medical in Lake Forest, California, where he previously served as the Chief Operating Officer and Chief Financial Officer for Worldwide Medical Corporation from May of 2002. From May of 2001 to May of 2002, Mr. Gadawski served as the Chief Financial Officer of California Software Corporation in Irvine, California. From June of 2000 through May of 2001, Mr. Gadawski was the Chief Financial Officer for e-net Financial.com in Costa Mesa, California. His primary duties included financial reporting and financial management. For the five years prior to that, Mr. Gadawski served in various capacities including Director of Internal Audit and Divisional Controller with Huffy Corporation in Miamisburg, Ohio. Mr. Gadawski began his career in the audit department of KMPG Peat Marwick, LLP.

Mark Stewart joined our Board of Directors in November 2003. Mr. Stewart has been a principal with Mark Stewart Securities, Inc., a NASD broker-dealer, since 1996. Mr. Stewart started his career with American Express Financial Advisors (IDS) in 1991, and served as head trader at numerous firms from 1991 to 1996.

Audit Committee

On May 16, 2003, an Audit Committee of the Board of Directors, established in accordance with section 3(a)(58)(A) of the Exchange Act, was formed. The Audit Committee has not yet had any meetings, and has taken only one action, that being the approval of our independent auditor to prepare the Corporation’s federal and state tax returns. In accordance with a written charter adopted by the Company’s Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting process, including the system of internal controls. For the financial statements included with the Company Annual Report on Form 10-KSB for the year ended December 31, 2003, the Audit Committee: (i) reviewed and discussed the audited financial statements with management, (ii) one member of the Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61, (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, (iv) one member of the Audit Committee discussed with the independent accountant the independent accountant’s independence, and (v) made any recommendations to the Company’s Board of Directors concerning inclusion of the audited financial statements in the Company’s annual report on Form 10-KSB.

The directors who are members of the Audit Committee are Kevin J. Gadawski and Mark Stewart, with Mr. Gadawski considered an audit committee financial expert and an independent director in accordance with Exchange Act Rule 10A(m)(3).

The Company’s Audit Committee has a charter, which was approved by the Board of Directors on May 16, 2003.

Compensation Committee

On May 16, 2003, a Compensation Committee of the Board of Directors was formed. The Compensation Committee consists of Mr. Gadawski and Mr. Stewart, has not had any meetings, and has not taken any actions.

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Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, none of the required parties are delinquent in their 16(a) filings.

Code of Ethics

We have not adopted a written code of ethics, primarily because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Executive Compensation

None of our employees are subject to a written employment agreement. Our president elected to forego a salary during the early developmental stages, and also provided office space. We estimate the value of these services to be $6,000 and $5,125 for the years ended December 31, 2003 and 2002, respectively. As of December 31, 2003 and 2002, we had amounts due to our president of $9,400 and $3,400, respectively, which are recorded in accounts payable and accrued liabilities in the our financial statements.

On May 15, 2001, our directors and shareholders approved the 2001 Plan, effective June 1, 2001. The plan offers selected employees, directors, and consultants an opportunity to acquire our common stock, and serves to encourage such persons to remain employed by us and to attract new employees. The plan allows for the award of stock and options, up to 600,000 shares of our common stock. In November 2003, we agreed to issue options to acquire 600,000 shares under the Plan to our two independent directors; however, these options will not be issued until such time as approved by the Commission in accordance with rules and regulations applicable to BDC’s.

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2003 and 2002. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

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		Annual Compensation			Long Term Compensation

					Awards		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)*	Restricted Stock Awards ($)	Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

Carl M. Berg	2003	-0-	-0-	$6,000	-0-	-0-	-0-	-0-
Chairman, President, Secretary, Treasurer	2002	-0-	-0-	$3,400	-0-	-0-	-0-	-0-
Kevin J. Gadawski	2003	-0-	-0-	$5,000	-0-	-0-	-0-	-0-
Director
Mark Stewart	2003	-0-	-0-	$-0-	-0-	-0-	-0-	-0-
Director

    * For all years presented, compensation amounts have been accrued. No compensation payments have been made

OPTION/SAR GRANTS IN LAST FISCAL YEAR (Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

Carl M. Berg	-0-	N/A	N/A	N/A
Kevin J. Gadawski	-0-	N/A	N/A	N/A
Mark Stewart	-0-	N/A	N/A	N/A

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Unexercised Securities Underlying Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Option/SARs at FY-End ($) Exercisable/Unexercisable

Carl M. Berg	N/A	N/A	N/A	N/A
Kevin J. Gadawski	N/A	N/A	N/A	N/A
Mark Stewart	N/A	N/A	N/A	N/A

Compensation of Directors

    In November 2003, we agreed to issue to each of Mr. Gadawski and Mr. Stewart options to acquire 300,000 shares of our common stock for serving as directors of the Corporation. The issuance of the options is subject to approval of the SEC pursuant to provisions of the 1940 Act. The options are to be exercisable for a period of ten years from their grant date, at an exercise price equal to the fair market value on the grant date, and will expire upon their resignation from the Board. In addition, we have agreed to pay Mr. Gadawski $1,250 per quarter for additional consulting services.

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    Mr. Berg has not received any compensation for serving as a director. Other than as set forth herein, no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses

Certain Relationships and Related Transactions

On April 20, 2001, our founder, Carl M. Berg, purchased 2,550,000 shares of common stock for $255.00. On April 20, 2001, Sadie, LLC, an entity wholly-owned and controlled by Mr. Berg, purchased 3,000,000 shares of common stock for $300.00. Also on April 20, 2001, Brian A. Lebrecht, our legal counsel, purchased 450,000 shares of common stock for $45.00. The total purchase price from these transactions was $600.00.

We have engaged one of our shareholders, Mr. Lebrecht, as our corporate counsel. For the twelve months ended December 31, 2003, we incurred total legal services and out of pocket costs to Mr. Lebrecht’s firm of $37,730, compared to $18,161 for the twelve months ended December 31, 2002. As of December 31, 2003 and 2002, we had amounts due to Mr. Lebrecht of $78,705 and $32,889, respectively, which are recorded in accounts payable and accrued liabilities in the accompanying financial statements.

Our President, Mr. Berg, has elected to forego a salary during our early development stages. He also provided office space for us. We estimate the value of these services to be $6,000 and $5,125 for the twelve months ended December 31, 2003 and 2002, respectively. As of December 31, 2003 and 2002, we had amounts due to Mr. Berg of $9,400 and $3,400 respectively, which are recorded in accounts payable and accrued liabilities in the accompanying financial statements. In addition, one of our directors, Mr. Gadawski, provides consulting services to us. As of December 31, 2003, we had $5,000 due to Mr. Gadawski for services rendered during the twelve months the ended. There were no amounts due to Mr. Gadawski for services in 2002.

From time to time, Mr. Berg and Mr. Lebrecht have loaned or advanced money to us to pay for administrative expenses. These advances do not pay interest, have no maturity date, and are expected to be repaid as soon as reasonably practicable. As of December 31, 2003 and 2002, we had $10,000 due to Mr. Lebrecht related to an advance for our organizational costs.

In November 2003, we agreed to issue to each of Mr. Gadawski and Mr. Stewart options to acquire 300,000 shares of our common stock for serving as directors of the Corporation. The issuance of the options is subject to approval of the SEC pursuant to provisions of the 1940 Act. The options are to be exercisable for a period of ten years from their grant date, at an exercise price of $0.15 per share, and will expire upon their resignation from the Board. In addition, we have agreed to pay Mr. Gadawski $1,250 per quarter for consulting services.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 20, 2004, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Name and Address (1)	Nature of Affiliation	Common Stock Ownership	Percentage of Common Stock Ownership (2)

Carl M. Berg	Chairman of the Board, President, Secretary and Treasurer	5,550,000 (3)	86.9%
Brian A. Lebrecht (4)	5% Shareholder	450,000	7.0%
Kevin J. Gadawski	Independent Director	300,500 (5)(6)	4.4% (5)
Mark Stewart	Independent Director	300,000 (5)	4.4% (5)
All Officers and Directors as a Group (3 Persons)		6,150,500 (3)(5)(6)	88% (5)

        (1)   Unless stated otherwise, the address of each affiliate is c/o M-GAB Development Corporation, 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, CA 92688.

        (2)   Unless otherwise indicated, based on 6,383,845 shares of common stock issued and outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

        (3)   Includes 3,000,000 shares held of record by Sadie, LLC, an entity wholly-owned and controlled by Mr. Berg. Mr. Berg is our sole officer.

        (4)   Mr. Lebrecht is President of The Lebrecht Group, APLC, which serves as our securities counsel.

        (5)   Includes options to acquire 300,000 shares of common stock which will be granted to each of Mr. Gadawski and Mr. Stewart upon approval by the Commission in compliance with the 1940 Act.

        (6)   Includes 500 shares held by Mr. Gadawski’s spouse.

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The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. The issuer is not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. There are no classes of stock other than common stock issued or outstanding. There are currently warrants outstanding to acquire 333,334 shares of our common stock at $0.15 per share, and other than as set forth herein, there are no options, warrants, or other rights to acquire common stock outstanding. The Company does not have an investment advisor.

There are no current arrangements which will result in a change in control.

SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2005 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting, should arrange for such proposal to be delivered to the Company's offices, located at 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, California 92688, addressed to the corporate Secretary, no later than March 15, 2005, in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in May 2005.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

The Company has enclosed a copy of the Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 2003 with this Information Statement.

By order of the Board of Directors

Carl Berg, President

Draper, Utah
May 3, 2004

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